REVENUES	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
REVENUES	REVENUES
(a)Timing of recognition of revenues from contracts with customers
The following table summarizes the company’s revenues by timing of revenue recognition for the total revenues from contracts with customers for the years ended December 31, 2022, 2021, and 2020:

	Year Ended December 31,
(US$ MILLIONS)	2022	2021	2020
Timing of revenue recognition
Goods and services provided at a point in time	$3,877	$3,785	$3,519
Services transferred over a period of time	6,697	5,837	6,011
Total revenues from contracts with customers	10,574	9,622	9,530
Other revenue	24	27	76
Total revenues	$10,598	$9,649	$9,606
(b)Revenues by geography
The following table summarizes the company’s total revenues by geography for the years ended December 31, 2022, 2021, and 2020:

(US$ MILLIONS)	2022	2021	2020
United Kingdom	$911	$1,310	$1,024
United States	2,982	1,591	1,700
Europe	894	921	875
Australia	4,228	4,414	4,223
Brazil	887	655	530
Other	696	758	1,254
Total revenues	$10,598	$9,649	$9,606
(c)Lease income
The leases in which the company is a lessor are operating in nature. Total lease income from operating leases totaled $6 million for the year ended December 31, 2022 (2021: $7 million). The following table presents the undiscounted contractual earnings receivable of the company’s leases by expected period of receipt for the years ended December 31, 2022 and 2021:

(US$ MILLIONS)	2022	2021
Lease earnings receivable
Less than 1 year	$8	$6
2 to 5 years	22	17
5+ years	11	10
Total	$41	$33
(d)Remaining performance obligations
At the company’s construction operations, backlog is defined as revenue yet to be delivered (i.e. remaining performance obligations) on construction projects that have been secured via an executed contract or work order. As at December 31, 2022, the company’s backlog of construction projects was approximately $5.7 billion (2021: $7.5 billion).
The company’s dealer software and technology services operations had remaining performance obligations related to its long-term software and maintenance and support contracts of approximately $2.5 billion. The company expects to recognize most of this amount within the next 5 years. The remaining performance obligations exclude future transaction revenue where revenue is recognized as the services are rendered and in the amount to which the company has the right to invoice.
The company’s nuclear technology services operations had remaining backlog of approximately $9.2 billion as at December 31, 2022 (2021: $9.3 billion). Included in this amount is an estimate of expected future performance obligations related to long-term arrangements to provide fuel assemblies and associated components. The company expects to recognize most of this amount within the next 10 years.
The company’s Brazilian water and wastewater services business is party to certain remaining performance obligations which have a duration of more than one year. As at December 31, 2022, the remaining performance obligations were approximately $10.4 billion (2021: approximately $8.9 billion), with the most significant relating to the service concession arrangements with various municipalities which have an average remaining term of 23 years.